UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

QUEPASA Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 E. Redfield Rd. Suite A Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-348-2665

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2008, the Company and Mexicans & Americans Trading Together, Inc. (“MATT Inc.”) entered into a Note Purchase Agreement (the “MATT Agreement”). Pursuant to the terms of the MATT Agreement: (i) MATT Inc. purchased a $5,000,000 subordinated promissory note from the Company (the “MATT Note”); (ii) the exercise price of MATT Inc.’s outstanding Series 1 Warrant to purchase 1,000,000 shares of the Company’s common stock was reduced from $12.50 per share to $2.75 per share; (iii) the exercise price of MATT Inc.’s outstanding Series 2 Warrant to purchase 1,000,000 shares of the Company’s common stock was reduced from $15.00 per share to $2.75 per share; and (iv) the Amended and Restated Support Agreement between the Company and MATT Inc. was terminated. MATT, Inc.’s Series 1 and 2 Warrants are filed as exhibits 10.2 and 10.3, respectively, to this Form 8-K, and are incorporated by reference herein. A more detailed description of the terms and conditions of the MATT Note is set forth below.

Also, on January 25, 2008, the Company and Richard L. Scott Investments, LLC (“RSI”), entered into a similar Note Purchase Agreement (the “RSI Agreement”). Pursuant to the terms of the RSI Agreement: (i) RSI purchased a $2,000,000 subordinated promissory note from the Company (the “RSI Note”); (ii) the exercise price of RSI’s outstanding Series 2 Warrant to purchase 500,000 shares of the Company’s common stock was reduced from $4.00 per share to $2.75 per share; and (iii) the exercise price of RSI’s outstanding Series 3 Warrant to purchase 500,000 shares of the Company’s common stock was reduced from $7.00 per share to $2.75 per share. RSI’s Series 2 and 3 Warrants are filed as exhibits 10.7 and 10.8, respectively, to this Form 8-K, and are incorporated by reference herein. A more detailed description of the terms and conditions of the RSI Note is set forth below.

The foregoing description of the MATT Agreement, the amendments to MATT Inc.’s Series 1 and Series 2 Warrants, the RSI Agreement, and the amendments to the RSI Series 1 and Series 2 Warrants are not complete and are qualified in their entirety by reference to the agreements, copies of which are filed as Exhibits 10.1, 10.4, 10.5, 10.6, 10.9, and 10.10 to this Form 8-K, respectively, and are incorporated herein by reference.

Subordinated Promissory Notes

The MATT Note and the RSI Note (together, the “Notes”) are for the principal amounts of $5,000,000 and $2,000,000, respectively. Interest accrues on the Notes at the rate of 4.46%, compounded annually, until the principal amount is paid in full. The principal amount due under the Notes, together with all accrued and outstanding interest, and any other amount due under the Notes is payable upon the first to occur of: (i) March 21, 2016 for the RSI Note and October 17, 2016 for the MATT Note; (ii) the exercise by the holder of all or a portion of the warrants to purchase the Company’s common stock held by the holder, but only in the principal amount (which together with all accrued interest) is equal to the exercise price payable by holder to the Company with respect to the exercise of such warrants; (iii) any liquidation, dissolution, winding up, or liquidating dividend of the Company; (iv) the commencement of any insolvency or liquidation proceeding; (v) upon an event of default; or (vi) upon the occurrence of: (x) any consolidation or merger of the Company (other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions or, if the surviving entity is a wholly owned subsidiary, its parent); (y) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred; or (z) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company; except in the case of this clause (vi) for a transaction with respect to which the weighted average closing price of the Company’s common stock for the 30 days following the announcement of such transaction exceeded $2.75 per share. The Notes may be prepaid, in whole or in part, at any time, at the option of the Company.

The indebtedness evidenced by the Notes is subordinated in right of payment to the prior payment in full of obligations of the Company, whether currently outstanding or incurred in the future, for the payment of indebtedness for borrowed money, except those indebtedness obligations of the Company which by their express terms are pari passu in right of payment to the MATT Note or RSI Note (“Pari Passu Debt”), as applicable.

The Notes also include certain debt covenants. Under the Notes, the Company must make ratable payments to MATT Inc. under the MATT Note or RSI under the RSI Note if the Company makes any payments on Pari Passu Debt. Additionally, the Company may not incur or become liable for any indebtedness for borrowed money without the prior written consent of the holders of a majority of the outstanding principal amount of the MATT Note and RSI Note and any other Pari Passu Debt (as defined), voting together as a single class, except: (a) subject to limitations and conditions, purchase money debt and capital lease obligations used to finance the acquisition of equipment in the ordinary course of business; (b) other indebtedness for borrowed money not to exceed $3,000,0000; and (c) Pari Passu Debt. Events of default under the Notes include the Company’s: (i) failure to pay principal or interest when due; (ii) breach of any of its representations or warranties in the MATT Agreement or RSI Agreement, as applicable; (iii) failure to comply with or perform any covenant contained in the MATT Note or RSI Note, as applicable, that is not cured within 15 days; and (iv) default in the payment of principal of or interest on any borrowed money indebtedness exceeding $500,000 or the acceleration of any such indebtedness.

The foregoing description of the MATT Note and the RSI Note are not complete and are qualified in their entirety by reference to the agreements, copies of which are filed as Exhibits 10.11 and 10.12, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Form 8-K.

Item 8.01  Other Events.

On January 29, 2008, the Company publicly announced the transactions described in Item 1.01 of this current report.

The Company hereby incorporates by reference the press release dated January 29, 2008, attached hereto as Exhibit 99.1 and makes such press release a part of this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1*	Note Purchase Agreement by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc., dated January 25, 2008.
10.2	Series 1 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc. incorporated by reference to Exhibit 10.2 to the Form 8-K filed on October 19, 2006.

10.3	Series 2 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc. incorporated by reference to Exhibit 10.3 to the Form 8-K filed on October 19, 2006.

10.4*	Amendment No.1 to Series 1 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc.
10.5*	Amendment No.1 to Series 2 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc.
10.6*	Note Purchase Agreement by and between Quepasa Corporation and Richard L. Scott Investments, LLC, dated January 25, 2008.
10.7	Series 2 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC, incorporated by reference to Exhibit 10.12 to the Form SB-2 filed on January 30, 2007.

10.8	Series 3 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC, incorporated by reference to Exhibit 10.14 to the Form SB-2 filed on January 30, 2007.

10.9*	Amendment No.1 to Series 2 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC.
10.10*	Amendment No.1 to Series 3 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC.
10.11*	Subordinated Promissory Note in the amount of $5,000,000 dated January 25, 2008, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.
10.12*	Subordinated Promissory Note in the amount of $2,000,000 dated January 25, 2008, by and between Quepasa Corporation and Richard L. Scott Investments, LLC.
99.1*	Press Release dated January 29, 2008.

* filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date January 30, 2008

/s/ Michael D. Matte
Michael D. Matte
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1*	Note Purchase Agreement by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc., dated January 25, 2008.
10.2	Series 1 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc. incorporated by reference to Exhibit 10.2 to the Form 8-K filed on October 19, 2006.

10.3	Series 2 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc. incorporated by reference to Exhibit 10.3 to the Form 8-K filed on October 19, 2006.

10.4*	Amendment No.1 to Series 1 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc.
10.5*	Amendment No.1 to Series 2 Common Stock Purchase Warrant dated October 17, 2006, for 1,000,000 shares of common stock issued to Mexicans & Americans Trading Together, Inc.
10.6*	Note Purchase Agreement by and between Quepasa Corporation and Richard L. Scott Investments, LLC, dated January 25, 2008.
10.7	Series 2 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC, incorporated by reference to Exhibit 10.12 to the Form SB-2 filed on January 30, 2007.

10.8	Series 3 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC, incorporated by reference to Exhibit 10.14 to the Form SB-2 filed on January 30, 2007.

10.9*	Amendment No.1 to Series 2 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC.
10.10*	Amendment No.1 to Series 3 Common Stock Purchase Warrant dated March 21, 2006, for 500,000 shares of common stock issued to Richard L. Scott Investments, LLC.
10.11*	Subordinated Promissory Note in the amount of $5,000,000 dated January 25, 2008, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.
10.12*	Subordinated Promissory Note in the amount of $2,000,000 dated January 25, 2008, by and between Quepasa Corporation and Richard L. Scott Investments, LLC.
99.1*	Press Release dated January 29, 2008.

* filed herewith